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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 24, 2008
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     Twin Disc, Incorporated
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(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
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(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street Racine, Wisconsin 53403
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(Address of principal executive offices)

     Registrant's telephone number, including area code: (262)638-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     At its meeting on July 24, 2008, the Compensation Committee of the Board of Directors of Twin Disc, Incorporated (the “Company”) (i) increased the base salaries and (ii) approved the targets for fiscal 2009 bonuses, for the Company’s principal executive officer, principal financial officer, and certain of the Company’s “named executive officers” (as used in Instruction 4 to Item 5.02 of Form 8-K), as follows:

Name and Position	New Base Salary	Target Bonus as
		% of Base Salary

Michael E. Batten	$546,000	70%
Chairman and Chief
Executive Officer

John H. Batten	$300,000	50%
President and Chief
Operating Officer

Christopher J. Eperjesy	$286,000	50%
Vice President – Finance,
Chief Financial Officer
and Treasurer

James E. Feiertag	$286,000	50%
Executive Vice President

H. Claude Fabry	$264,179	40%
Vice President

The above increases in base salary are effective October 1, 2008, except that the increase in Mr. John Batten’s base salary is retroactive to July 1, 2008, the effective date of his promotion to President of the Company. A portion of Mr. Fabry’s compensation is denominated in Euro, which has been translated at the July 24, 2008 exchange rate of 1.57531.

In each case, the target incentive bonus is based on the FY 2009 Corporate Incentive Plan, which the Committee adopted and approved on July 24, 2008. The Corporate Incentive Plan establishes the target bonuses for the named executive officers based on the following factors and relative weights for each factor: corporate economic profit (70%), reduction in inventory (15%) and sales growth (15%).

     On July 24, 2008, the Compensation Committee also issued performance stock awards to named executive officers of the Company under the 2004 Long Term Incentive Compensation Plan. A target number of 44,500 performance shares were awarded to the named executive officers effective July 24, 2008, subject to adjustment as described below. The performance shares will be paid out if the Company achieves certain economic profit objectives (measured as the difference between the cumulative net operating profit after taxes and the cumulative capital charge) for the cumulative three fiscal year period ending June 30, 2011. If the Company achieves the maximum 3-year cumulative economic profit goal, a recipient will earn a maximum number of performance shares. If the Company achieves the target 3-year cumulative economic profit goal, a recipient will earn the target number of performance shares. If the Company achieves the threshold 3-year cumulative economic profit goal, a recipient will earn a threshold number of performance shares. No performance shares will be earned for performance below the 3-year cumulative economic profit threshold and no additional performance shares will be earned for performance exceeding the 3-year cumulative economic profit maximum. In the event that the Company’s economic profit is between the achievement levels set forth, the percentage of performance shares awarded shall be determined by interpolation. The maximum number of performance shares that can be earned by the named executive officers pursuant to this award is 53,400. A copy of the form of the Performance Stock Award Grant Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

     At its meeting on July 24, 2008, the Compensation Committee also issued performance stock unit awards to named executive officers of the Company under the Twin Disc, Incorporated, 2004 Long Term Incentive Compensation Plan. A target number of 78,500 performance stock units were awarded to the named executive officers effective July 24, 2008, subject to adjustment as described below. The performance stock units will be paid out if the Company achieves certain economic profit objectives (measured as the difference between the cumulative net operating profit after taxes and the cumulative capital charge) for the cumulative three fiscal year period ending June 30, 2011. If the Company achieves the maximum 3-year cumulative economic profit goal, a recipient will earn a maximum number of performance stock units. If the Company achieves the target 3-year cumulative economic profit goal, a recipient will earn the target number of performance stock units. If the Company achieves the threshold 3-year cumulative economic profit goal, a recipient will earn a threshold number of performance stock units. No performance stock units will be earned for performance below the 3-year cumulative economic profit threshold and no additional performance stock units will be earned for performance exceeding the 3-year cumulative economic profit maximum. In the event that the Company’s economic profit is between the achievement levels set forth, the percentage of performance stock units awarded shall be determined by interpolation. The maximum number of performance stock units that can be earned by the named executive officers pursuant to this award is 94,200. A copy of the form of the Performance Stock Unit Award Grant Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

     On July 24, 2008, the Compensation Committee also issued restricted stock grants to named executive officers of the Company under the 2004 Long Term Incentive Compensation Plan. A total of 7,500 shares of restricted stock were awarded to the named executive officers effective July 24, 2008. The shares will vest in three years, provided the named executive officer remains employed as of such vesting date. The restricted stock will fully vest if the named executive officer terminates employment due to death or disability, or following a change in control of the Company. A copy of the form of the Restricted Stock Grant Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

     The following table shows the awards granted to the named executive officers under the 2004 Long Term Incentive Compensation Plan:

	Performance Shares	Performance Stock	Shares of
Name	(Target)	Units (Target)	Restricted Stock

M. Batten	0	58,000	0

J. Batten	17,000	8,000	2,500

C. Eperjesy	11,000	5,000	2,500

J. Feiertag	11,000	5,000	2,500

H.C. Fabry	5,500	2,500	0

     Also on July 24, 2008, the Compensation Committee amended and restated the Twin Disc, Incorporated, Supplemental Retirement Plan (the "SRP"). The purpose of the amendment was to bring the SRP into compliance with section 409A of the Internal Revenue Code, which was enacted in late 2004 as part of the American Jobs Creation Act. A copy of the amended SRP is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

FORWARD LOOKING STATEMENTS

     The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believes,” “expects,” “intends,” “plans,”

“anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item	9.01	Financial Statements and Exhibits

(c)	Exhibits.

EXHIBIT NUMBER		DESCRIPTION

10.1	Form of Performance Stock Award Grant Agreement for performance shares awarded by Compensation Committee on July 24, 2008

10.2	Form of Performance Stock Unit Award Grant Agreement for performance stock units awarded by the Compensation Committee on July 24, 2008

10.3	Form of Restricted Stock Grant Agreement for Restricted Stock awarded by the Compensation Committee on July 24, 2008

10.4	Twin Disc, Incorporated, Supplemental Retirement Plan, as amended and restated on July 24, 2008

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SIGNATURE

     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 30, 2008

Twin Disc, Inc. /s/ THOMAS E. VALENTYN Thomas E. Valentyn General Counsel & Secretary